SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019 (December 31, 2018)

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1999 S. Bascom Ave. Suite 700. Campbell, CA 95008

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments To Articles Of Incorporation; Change In Fiscal Year

On December 31, 2018, KULR Technology Group, Inc. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, with the Secretary of State of the State of Delaware, to effectuate an increase to the number of authorized shares of common stock of the Company. Pursuant to the Certificate of Amendment, the Company increased the number of authorized shares of its common stock, par value $0.0001, to 500,000,000 from 100,000,000 (the “Authorized Increase”). The number of authorized shares of the Company’s preferred stock remains at 20,000,000. As a result of the increase of authorized shares of its common stock, the aggregate number of the Company’s authorized shares is 520,000,000. On November 21, 2018, the Company’s board of directors authorized the Company to effectuate the Authorized Increase, which Authorized Increase was approved by the written consent of the majority shareholders of the Company as of and on November 5, 2018, as described in the Company’s Form 14C Information Statement filed on December 4, 2018. The Certificate of Amendment became effective upon filing with the State of Delaware on December 31, 2018.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 7, 2019, the Company issued a press release announcing that the United States Patent and Trademark Office has awarded it a patent on its Thermal Runaway Shield (TRS) and that the Company will be presenting TRS and other thermal management products at the Consumer Electronics Show in Las Vegas from January 8th to 11th, 2019.

A copy of the press release is attached herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment dated December 31, 2018
99.1	Press Release dated January 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR Technology Group, INC.

Date:	January 7, 2019	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer